UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

LOWE’S COMPANIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! LOWE’S COMPANIES, INC. 2025 Annual Meeting Vote by May 29, 2025 11:59 PM ET. For shares held in a Plan, vote by May 27, 2025 11:59 PM ET. LOWE’S COMPANIES, INC. 1000 LOWES BOULEVARD MOORESVILLE, NC 28117 V69436-P27455 You invested in LOWE’S COMPANIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 30, 2025. Get informed before you vote View the 2025 Notice of Annual Meeting of Shareholders & Proxy Statement and 2024 Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to May 16, 2025. If you would like to view the materials online, have the control number that is printed in the box below available and visit www.ProxyVote.com. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 30, 2025 10:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/LOW2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 01) Raul Alvarez 02) Scott H. Baxter 03) Sandra B. Cochran 04) Laurie Z. Douglas 05) Richard W. Dreiling 06) Marvin R. Ellison Navdeep Gupta Brian C. Rogers Bertram L. Scott Lawrence Simkins Colleen Taylor Mary Beth West Board Recommends For All 2. Advisory vote to approve the Company’s named executive officer compensation in fiscal 2024. For 3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting For firm for fiscal 2025. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V69437-P27455